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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

May 15, 2001
Date of Report (date of earliest event reported)

Commission File Number 000-29367

VantageMed Corporation
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	68-0383530 (I.R.S. Employer Identification No.)

3017 Kilgore Road, Suite 195, Rancho Cordova, California 95670
(916) 638-4744
(Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

VantageMed Corporation

Index and Cross Reference

Item Number		Page
PART I—FINANCIAL INFORMATION
Item. 5	Other Events	3
Item. 7	Financial Statements and Exhibits	3
	Signature	3
	Exhibit Index	3
Ex. 99.1	Press Release	4

2

PART 1—FINANCIAL INFORMATION

Item 5. Other Events

    Attached hereto as Exhibit 99.1 and incorporated by reference herein is a press release dated May 14, 2001 announcing a program for VantageMed Corporation to repurchase its common stock.

Item 7. Financial Statements and Exhibits

    (c) Exhibits

The following exhibit is filed herewith:
99.1	Press Release issued by VantageMed Corporation dated May 14, 2001.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange act of 1934, VantageMed Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VANTAGEMED CORPORATION
Dated: May 15, 2001	By:	/s/ PAUL W. SOUZA Paul W. Souza, Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release issued by VantageMed Corporation dated May 14, 2001.

3

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Index and Cross Reference
PART 1—FINANCIAL INFORMATION
  Item 5. Other Events
  Item 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX